UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):   December 16, 2005

MISSION COMMUNITY BANCORP

(Exact name of Registrant as specified in its charter)

CALIFORNIA	333-12982	770559736
(State or other jurisdiction	(File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

581 Higuera Street, San Luis Obispo, CA		93401
(Address of principal executive office)		(Zip Code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02       Departure of Directors or Principal Officers.

On December 16, 2005, Director Karla S. Cool resigned her position as a member of the Board of Directors of Mission Community Bancorp and its subsidiary Mission Community Bank, pursuant to her personal retirement from business.  Ms. Cool served as a member of the Board of Directors of Mission Community Bank since 1998, and as a member of the Board of Directors of Mission Community Bancorp since its formation in 2000.

Item 9.01.      Financial Statement and Exhibits

(a)           Financial statements of businesses required

None

(b)           Pro forma financial information

None

(c)           Exhibit

None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:December 19, 2005	MISSION COMMUNITY BANCORP

	By:	/s/ ANITA M. ROBINSON
Anita M. Robinson
President and Chief Executive Officer